UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2007

Date of Report - (Date of earliest event reported)

CHEM RX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Park Place

Long Beach, NY 11561

(Address of principal executive offices) (Zip Code)

(212) 889-8770

(Registrant’s telephone number)

Paramount Acquisition Corp.

787 7th Avenue, 48th Floor

New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                                This amendment is being filed solely to file an additional exhibit document (Exhibit 10.1) to the Current Report on Form 8-K filed by Chem Rx Corporation (the “Company”) on November 1, 2007.   No other information contained in the Company’s Current Report on Form 8-K from November 1, 2007 is amended by this Current Report on Form 8-K/A.

Item 9.01               Financial Statement and Exhibits

                                (d) Exhibits

Exhibit No.	Description
2.1

Stock Purchase Agreement, dated as of June 1, 2007, by and among Paramount, Chem Rx and the Sellers (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Paramount on June 1, 2007)

2.2

Amendment to the Stock Purchase Agreement, dated as of October 8, 2007, by and among Paramount, Chem Rx and the Sellers (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Paramount on October 10, 2007)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

9.1	Voting Agreement, dated as of October 26, 2007, by and among the Company and the individuals party thereto.

10.1	Chem Rx Corporation 2007 Incentive Compensation Plan, dated as of June 1, 2007

10.2

New Jersey Merger Agreement, dated as of June 15, 2007, by and among Paramount, Paramount Merger Sub (NJ), Inc., ChemRx New Jersey, LLC, Chem Rex, and the members of ChemRx New Jersey, LLC (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Paramount on June 15, 2007)

10.3	Registration Rights Agreement, dated as of October 26, 2007, by and among the Company and the Sellers

10.4

Executive Employment Agreement between the Company and Jerry Silva, dated as of June 1, 2007 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Paramount on June 1, 2007)

10.5

Executive Employment Agreement between the Company and Steven Silva, dated as of June 1, 2007 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Paramount on June 1, 2007)

10.6

Executive Employment Agreement between the Company and Chuck Kelly, dated as of June 15, 2007 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Paramount on June 15, 2007)

10.7

Executive Employment Agreement between the Company and Michael Segal, dated as of June 15, 2007 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Paramount on June 15, 2007)

10.8	Unit Purchase Agreement, dated as of October 1, 2007, by and between Benny Salerno and B.J.K. Inc.

10.9

First Lien Credit and Guaranty Agreement, dated as of October 26, 2007, by and among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Guarantors, various lenders parties thereto, CIBC World Markets Corp. as Sole Lead Arranger and Sole Book Runner, and Canadian Imperial Bank of Commerce, New York Agency as Administrative Agent and Collateral Agent

10.10

Second Lien Credit and Guaranty Agreement, dated as of October 26, 2007, by and among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Guarantors, various lenders parties thereto, CIBC World Markets Corp. as Sole Lead Arranger and Sole Book Runner, and Canadian Imperial Bank of Commerce, New York Agency as Administrative Agent and Collateral Agent

10.11

First Lien and Pledge and Security Agreement, dated as of October 26, 2007, among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Grantors, and Canadian Imperial Bank of Commerce, New York Agency, as the Collateral Agent

10.12

Second Lien and Pledge and Security Agreement, dated as of October 26, 2007, among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Grantors, and Canadian Imperial Bank of Commerce, New York Agency, as the Collateral Agent

10.13	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and Jerry Silva

10.14	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and Steven Silva

10.15	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and Jerry Silva, as Life Tenant, and Steven Silva, as Remainderman

10.16	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and The Jody R. Silva Trust

10.17	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and The Jerry Silva 2007 Annuity Trust

10.18	MHA 2000 Member Agreement, dated as of July 5, 1995, between Managed Healthcare Associates, Inc. of Florham Park, NJ and B.J.K. Inc.

10.19	Participating Provider Agreement, dated as of May 16, 2005, as amended on September 12, 2005 and January 1, 2006, by and between MHA Long Term Care Network, Inc. and B.J.K. Inc.

10.20	Second Amended and Restatement Lease Agreement, dated as of October 26, 2007, by and between 750 Park Place Realty Co., LLC and B.J.K. Inc.

10.21	Guaranty of Lease, dated as of October 26, 2007, by and between the Company and 750 Park Place Realty Co., LLC

10.22	Prime Vendor Agreement, dated as of April 1, 2007, between AmersourceBergen Drug Corporation (“ABDC”) and B.J.K. Inc.

10.23	Amendment to Prime Vendor Agreement, dated October 26, 2007, between ABDC, B.J.K. Inc., ChemRx NJ and ChemRx/Salerno’s, LLC

99.1	Press release, dated October 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEM RX CORPORATION

	By:	/s/ JERRY SILVA
Name: Jerry Silva
Title: Chief Executive Officer

Dated: November 2, 2007